UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

             Date of Report
             (Date of earliest event reported):                              July 14, 2011

                   REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 C.F.R. §14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 C.F.R. §13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On July 14, 2011, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, Regal-Beloit Corporation (the “Company”) issued and sold $423 million in aggregate principal amount of the Company’s senior notes in five series:  $75 million of Series 2011A 4.99% Senior Notes, Tranche A, due July 14, 2021 (the “Tranche A Notes”), $75 million of Series 2011A 5.09% Senior Notes, Tranche B, due July 14, 2023 (the “Tranche B Notes”), $84 million of Series 2011A 4.09% Senior Notes, Tranche C, due July 14, 2018 (the “Tranche C Notes”), $94 million of Series 2011A 4.77% Senior Notes, Tranche D, due July 14, 2021 (the “Tranche D Notes”), and $95 million of Series 2011A 4.87% Senior Notes, Tranche E, due July 14, 2023 (the “Tranche E Notes”, and together with the Tranche A Notes, the Tranche B Notes, the Tranche C Notes and the Tranche D Notes, the “Sold Notes”).  The Company anticipates issuing in the near term an additional $77 million in senior notes in two series:  $16 million of Series 2011A 4.09% Senior Notes, Tranche F, due July 14, 2018 (the “Tranche F Notes”) and $61 million of Series 2011A 4.77% Senior Notes, Tranche G, due July 14, 2021 (the “Tranche G Notes”, and together with the Tranche F Notes and the Sold Notes, the “Notes”).  The Company issued and sold the Sold Notes, and anticipates that it will issue and sell the Tranche F Notes and Tranche G Notes, pursuant to a Note Purchase Agreement, dated as of July 14, 2011, by and among the Company and the purchasers of the Notes (the “Agreement”).

The Notes will bear interest on the unpaid principal at a fixed rate per annum equal to, in the case of the Tranche A Notes, 4.99%, in the case of the Tranche B Notes, 5.09%, in the case of the Tranche C Notes and the Tranche F Notes, 4.09%, in the case of the Tranche D Notes and the Tranche G Notes, 4.77%, and in the case of the Tranche E Notes, 4.87%, subject in all cases to an increase of 0.25% in the event the ratio of the Company’s consolidated debt to consolidated EBITDA (as defined in the Agreement) exceeds 3.75 to 1.00 during the four full fiscal quarters following the date of an acquisition by the Company or any of its subsidiaries.  The Company may, but is not required to, partially or fully prepay the Notes following 30 to 60 days’ written notice to the purchasers at a price equal to 100% of the principal amount outstanding, plus accrued interest and the make-whole amount (as defined in the Agreement).  Partial prepayments must be in amounts not less than 10% of the original aggregate principal amount of the Notes and will be allocated among all of the Notes in proportion to their respective unpaid principal amounts.  The Agreement requires the Company to give written notice to each holder of the Notes at least 15 business days prior to taking any action that consummates or finalizes a change of control of the Company (as defined in the Agreement).  The Agreement also requires the Company to offer to prepay the Notes in connection with any such change in control.

The Notes will rank pari passu in right of payment with all other senior unsecured debt (as defined in the Agreement) of the Company.  The Agreement permits the Company to issue and sell additional series of its unsecured promissory notes under the Agreement, subject to certain terms and conditions described in the Agreement, including an overall limit on the combined principal amount of all such additional notes of $600 million.  Certain subsidiaries of the Company have guaranteed payment of the Notes and the performance of the Company of its obligations under the Agreement pursuant to a Subsidiary Guaranty Agreement, dated as of July 14, 2011, from certain subsidiaries of the Company for the benefit of the holders of the Notes (the “Subsidiary Guaranty”).

The Agreement contains financial covenants limiting debt to EBITDA and EBITDA to interest expense. The Agreement also contains covenants that limit (i) borrowing and similar transactions by significant subsidiaries (as defined in the Agreement) of the Company, (ii) the aggregate outstanding amount of the Company’s securitization obligations, (iii) the Company’s ability, and the ability of its significant subsidiaries, to create, incur or permit to exist certain liens, and (iv) corporate reorganizations of the Company and its subsidiaries guaranteeing the Notes.  In addition, the Agreement contains covenants limiting the ability of the Company and its subsidiaries guaranteeing the Notes to enter into transactions with affiliates, prohibiting the Company and its affiliated entities from incurring certain terrorism-related sanctions or having dealings with persons who are subject to such sanctions, and requiring the Company to ensure that domestic subsidiaries representing at least 85% of the total assets and revenues of the Company and its subsidiaries are parties to the Subsidiary Guaranty.

The Agreement contains customary default provisions, as well as default provisions triggered by a failure of the Subsidiary Guaranty or an invalidity of the intercreditor agreement entered into by the purchasers and the other parties thereto.  If an event of default under the Agreement occurs and is continuing, then the holders of more than 50% of the aggregate principal amount of the Notes then outstanding may declare the Notes immediately due and payable. In addition, if the Company, any significant subsidiary or any subsidiary guaranteeing the Notes under the Agreement becomes the subject of voluntary or involuntary proceedings under any bankruptcy, insolvency or similar law then the Notes become immediately due and payable.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Subsidiary Guaranty, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Note Purchase Agreement, dated as of July 14, 2011, by and among Regal-Beloit Corporation and Purchasers listed in Schedule A attached thereto.

(4.2)	Subsidiary Guaranty Agreement, dated as of July 14, 2011, from certain subsidiaries of Regal-Beloit Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             REGAL-BELOIT CORPORATION

       Date:  July 20, 2011                                               By: /s/ Peter C. Underwood
              Peter C. Underwood
             Vice President, General Counsel and Secretary

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated July 14, 2011

Exhibit
Number

(4.1)	Note Purchase Agreement, dated as of July 14, 2011, by and among Regal-Beloit Corporation and Purchasers listed in Schedule A attached thereto.

(4.2)	Subsidiary Guaranty Agreement, dated as of July 14, 2011, from certain subsidiaries of Regal-Beloit Corporation.